Offerings - Offering: 1	Jun. 24, 2026 USD ($) shares
Offering:
Fee Previously Paid	false
Other Rule	true
Security Type	Equity
Security Class Title	Common Stock, par value $0.50 per share
Amount Registered | shares	1,842,000
Proposed Maximum Offering Price per Unit	48.28
Maximum Aggregate Offering Price	$ 88,931,760
Fee Rate	0.01381%
Amount of Registration Fee	$ 12,281.48
Offering Note
(1) The amount of Common Stock registered hereunder shall be deemed to include any additional shares issuable as a result of any stock split, stock dividend or other change in the capitalization of the Registrant.
(2) Estimated solely for the purposes of calculating the registration fee as contemplated by Rules 457(c) and 457(h)(1) of the Securities Act of 1933, as amended, and based on the average of the high ($49.97) and low ($46.58) per share sales prices of CarMax, Inc. Common Stock reported on the New York Stock Exchange on June 17, 2026.